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                                                                     EXHIBIT 1.1


                    NATIONSCREDIT SECURITIZATION CORPORATION

                                   DEPOSITOR

                       NATIONSCREDIT GRANTOR TRUST 1997-2

                             UNDERWRITING AGREEMENT

                                                           OCTOBER 16, 1997

NationsBanc Montgomery Securities, Inc.,
as Representative of the several underwriters
NationsBank Corporate Center
100 North Tryon Street, NC1-007-10-07
Charlotte, North Carolina  28255
Ladies and Gentlemen:

         NationsCredit Securitization Corporation, a Delaware corporation (the "Company"), proposes to form a trust entitled the NationsCredit Grantor Trust 1997-2 (the "Trust") pursuant to the terms of a proposed Pooling and Servicing Agreement, including the Standard Terms and Conditions of Agreement, to be dated as of September 30, 1997, among the Company, as Depositor, NationsCredit Commercial Corporation of America, as Servicer (the "Servicer" or "NationsCredit Commercial"), and Bankers Trust Company, as Trustee and Collateral Agent (the "Pooling and Servicing Agreement"), pursuant to which certain 6.35% Marine Receivable-Backed Certificates (the "Marine Certificates") and certain 6.25% RV Receivable-Backed Certificates (the "RV Certificates" and together with the Marine Certificates, the "Certificates") will be issued.
Each Certificate will evidence a fractional, undivided percentage interest in the Trust. The property of the Trust includes a pool of marine retail installment sale contracts secured by new and used boats, boat motors and boat trailers (the "Marine Receivables"), recreational vehicle retail installment sale contracts secured by new and used recreational vehicles (the "RV Receivables" and together with the Marine Receivables, the "Receivables"), certain monies received under the Simple Interest Receivables and certain monies due under the Precomputed Receivables, in each case, on or after September 30, 1997, security interests in the boats and marine equipment financed by the Marine Contract Group, security interests in the
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recreational vehicles financed by the RV Contract Group, an irrevocable surety bond, guaranteeing payments of interest and principal on the Certificates (the "Surety Bond"), issued by Capital Markets Assurance Corporation (the "Surety Bond Issuer"), such amounts as from time to time may be held in one or more trust accounts which will be established and maintained by the Servicer pursuant to the Pooling and Servicing Agreement, the rights of the Company under that certain Purchase Agreement, dated as of September 30, 1997, between the Company and NationsCredit Commercial, the rights of NationsCredit Marine Funding Corporation ("NCMF") to cause NationsCredit Commercial to repurchase the NCMF Receivables upon the breach of certain representations and warranties, the proceeds from any recourse rights of NCMF or the Company against any seller of new and used boats, boat motors and boat trailers financed by the Marine Receivables pursuant to any agreement with a Dealer, the right to proceeds from claims on physical damage, credit life and disability insurance policies relating to the Receivables, and any property that shall have secured a Receivable and that shall have been acquired by the Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings specified in the Pooling and Servicing Agreement.

         The Company proposes to sell to the underwriters identified on
Schedule I hereto (the "Underwriters") for whom you are acting as representative (the "Representative") the principal amount of the Certificates identified in Schedule I hereto.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

                 (a) The Certificates are eligible for registration on Form S-3 under the Securities Act of 1933, as amended (the "Act"), and the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such form, registration number 333-33441, under the Act, which has become effective, for the registration under the Act of the Certificates. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a final prospectus relating to the Certificates and the plan of distribution thereof and has previously advised the Representative of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this agreement, is hereinafter called the "Registration Statement;" such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Preliminary Prospectus;" and such final form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Final Prospectus."

                 (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined in Section 3), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects



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         with the applicable requirements of the Act and the Securities
         Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder, (ii) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

                 (c) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement and each of the Purchase Agreement, the Reimbursement Agreement and the Pooling and Servicing Agreement.

                 (d) The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or for any additional information or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement.

                 (e) (i) This Agreement and each of the Purchase Agreement, the Reimbursement Agreement and the Pooling and Servicing Agreement have been duly authorized by the Company, and this Agreement and each of the Purchase Agreement, the Reimbursement Agreement and the Pooling and Servicing Agreement have been duly executed and delivered by the Company, and each of this Agreement, the Purchase Agreement, the Reimbursement Agreement and the Pooling and Servicing Agreement, when executed and delivered by the Company, does or will, as the case may be, constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and (ii) the Certificates have been duly authorized by the Company, and when duly executed by the Trustee on behalf of the Trust, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement.





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         2.      Purchase and Sale.  Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of the Marine Certificates and RV Certificates set forth opposite such Underwriter's name in
Schedule I hereto at the purchase price of 99.700% of the principal amount of such Marine Certificates and at the purchase price of 99.725% of the principal amount of such RV Certificates, plus, in each case, interest calculated from and including October 16, 1997 through and including the date prior to the Closing Date.

         3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, at 10:00 a.m. New York time on October 23, 1997 or such other place as shall be agreed by the Company and the Underwriters, and which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof by one or more wires of immediately available funds to an account designated by the Company. Delivery of the Certificates shall be made through the facilities of The Depository Trust Company.

         4. Representations, Warranties and Covenants of the Underwriters. The Underwriters agree with the Company that:

                 (a) Each Underwriter represents and warrants to the Company that it will not, in connection with the offering and sale of the Certificates, use (i) any "Computational Materials" within the meaning of the no-action letter, dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter, dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association or (ii) any "ABS Term Sheets" within the meaning of the no-action letter, dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association; and

                 (b) None of the Underwriters will institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, until August 16, 2014.

         5. Agreements. The Company agrees with the several Underwriters that:

                 (a) Prior to the termination of the offering of the Certificates, the Company will not file any amendment to the Registration Statement or supplement to the Final Prospectus unless the Company has furnished the Representative a copy of such





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         amendment or supplement for their review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424. The Company will advise the Representative promptly (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Certificates shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information,
         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph
         (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its best efforts to cause any required post-effective amendment to the Registration Statement containing such amendment to be made effective as soon as possible.

                 (c) The Company will furnish to the Representative and counsel for the Underwriters, without charge, executed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. The Company will pay the expenses of printing all documents relating to the initial offering, provided that any additional expenses incurred in connection with the requirement of delivery of a market-making prospectus will be borne by the Representative.

                 (d) The Company will make available to the Representative the Marine Certificate Factor and the RV Certificate Factor for each month as soon as possible after receipt thereof by the Company from the Servicer pursuant to Section 13.9 of the Pooling and Servicing Agreement.





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                 (e)      The Company will arrange for the qualification of the
         Certificates for sale under the laws of such jurisdictions as the Representative may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Certificates and will arrange for the determination of the legality of the Certificates for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued, and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission within the time period prescribed by the Commission.

                 (b) The Company shall have furnished to the Representative the opinion of Stroock & Stroock & Lavan LLP, special counsel for the Company, dated the Closing Date, to the effect of paragraphs (i), (ii), (iv), (v), (vi), (vii) and (viii) below, and the opinion of a member of the office of the General Counsel of NationsCredit Corporation, special counsel for the Company, dated the Closing Date, to the effect of paragraph (iii) below:

                          (i) the Certificates, the Purchase Agreement and the Pooling and Service Agreement conform in all material respects to the description thereof contained in the Final Prospectus;

                          (ii) assuming due authorization, execution and delivery by the other parties thereto, each of this Agreement, the Purchase Agreement, the Reimbursement Agreement and the Pooling and Servicing Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with their respective terms against the Company, as the case may be, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to





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                 limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

                          (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement which is not adequately disclosed therein and in the Final Prospectus;

                          (iv) to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                          (v) the Registration Statement has become effective under the Act; to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (other than (i) financial, numerical, statistical and quantitative information contained therein and
                 (ii) the information under the heading "The Surety Bond Issuer," as to which such counsel need express no view) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                          (vi) no consent, approval, authorization or order of any court or governmental agency or body is required, with respect to the Company, for the consummation of the transactions contemplated herein, or in the Purchase Agreement, the Reimbursement Agreement or the Pooling and Servicing Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters and such other a approvals (specified in such opinion) as have been obtained;

                          (vii) the Pooling and Servicing Agreement will not be required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not, and immediately following the sale of the Certificates pursuant hereto, will not, be required to be registered under the Investment Company Act of 1940, as amended; and

                          (viii)  the issuance, offer and sale of the
                 Certificates have been duly authorized by the Company, and when issued, authenticated in accordance with the Pooling and Servicing Agreement and paid for pursuant to this Agreement, the





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                 Certificates will be validly issued and entitled to the
                 benefits of the Pooling and Servicing Agreement.

         Stroock & Stroock & Lavan LLP, special counsel for the Company, shall also state that it has no reason to believe that the Registration Statement or any amendment thereof at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, as of its date and as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than (i) financial, numerical, statistical and quantitative information contained therein and (ii) the information under the heading "The Surety Bond Issuer," as to which such counsel need express no view).

         In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than (i) the United States or the general corporation laws of the State of Delaware, and (ii) with respect to Stroock & Stroock & Lavan LLP, the State of New York, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company or its affiliates and public officials.

                 (c) NationsCredit Commercial shall have furnished to the Representative the opinion of a member of the office of the General Counsel of NationsCredit Corporation, special counsel for NationsCredit Commercial, dated the Closing Date, to the effect of paragraphs (i), (ii), (iv), (v) and (vi) below, and the opinion of Stroock & Stroock & Lavan LLP, special counsel for NationsCredit Commercial, dated the Closing Date, to the effect of paragraph (iii) below:

                          (i) NationsCredit Commercial is a duly organized and validly existing corporation in good standing under the laws of the State of North Carolina and has the corporate power and authority to perform its obligations under the Pooling and Servicing Agreement, the Purchase Agreement and the Indemnification Agreement;

                          (ii) each of the Pooling and Servicing Agreement, the Purchase Agreement and the Indemnification Agreement has been duly authorized, executed and delivered by NationsCredit Commercial;

                          (iii) assuming due authorization, execution and delivery by the other parties thereto, each of the Pooling and Servicing Agreement, the Purchase Agreement and the Indemnification Agreement constitutes a legal, valid and binding agreement of NationsCredit Commercial, enforceable in accordance with their respective terms against NationsCredit Commercial, as the case may be,





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                 subject (a) to the effect of bankruptcy, insolvency,
                 reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

                          (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving NationsCredit Commercial of a character required to be disclosed in the Registration Statement which is not adequately disclosed therein and in the Final Prospectus;

                          (v) neither the consummation of any of the transactions contemplated in the Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement, nor the fulfillment of the terms thereof will conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of NationsCredit Commercial; and

                          (vi) neither the consummation of any of the transactions contemplated in the Pooling and Servicing Agreement, the Purchase Agreement or the Indemnification Agreement, nor the fulfillment of the terms thereof will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which NationsCredit Commercial is a party or bound, or any order or regulation known to such counsel to be applicable to NationsCredit Commercial of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over NationsCredit Commercial.

                 In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than (i) the United States or the general corporation laws of the State of Delaware.
(ii) with respect to the office of the General Counsel of NationsCredit Corporation, the general corporation law of the State of North Carolina, and
(iii) with respect to Stroock & Stroock & Lavan LLP, the State of New York, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of NationsCredit Commercial or its affiliates and public officials.

                 (d)      The Company shall have furnished to the
         Representative an opinion of Stroock & Stroock & Lavan LLP, special counsel for the Company, dated the Closing Date, to the effect that:





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                          (i)     the statements in the Final Prospectus under
                 the heading "Certain Federal Income Tax Consequences" and the summary thereof under the heading "Prospectus Summary--Tax Status," to the extent they constitute matters of Federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

                          (ii) the statements in the Final Prospectus under the headings "Certain Legal Aspects of the Receivables" and "ERISA Considerations," to the extent they constitute matters of Federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                 (e) The Company shall have furnished to the Representative an opinion or opinions of Stroock & Stroock & Lavan LLP, special counsel for the Company, dated the Closing Date, to the effect that (A) the separate corporate existence of the Company would not be disregarded so as to include the assets and liabilities of the Company in the bankruptcy estate of NationsCredit Commercial in the event of a bankruptcy proceeding with respect thereto; and (B) the Depositor Receivables were sold and transferred from NationsCredit Commercial to the Company in a manner such that the Depositor Receivables would not be considered to be property of the bankruptcy estate of NationsCredit Commercial in the event of a bankruptcy proceeding with respect thereto. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Company is required to deliver to each Rating Agency.

                 (f) NCMF shall have furnished to the Representative the opinion of a member of the office of the General Counsel of NationsCredit Corporation, special counsel for NCMF, dated the Closing Date, to the effect of paragraphs (i), (ii), (iv) and (v) below, and the opinion of Stroock & Stroock & Lavan LLP, special counsel for NCMF, dated the Closing Date, to the effect of paragraph (iii) below:

                          (i) NCMF is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under the Assignment Agreement, dated as of September 30, 1997, between NCMF and the Trustee (the "Assignment Agreement") and the Agreement, dated as of September 30, 1997 between NCMF and Receivables Capital Corporation (the "NCMF Agreement");

                          (ii) each of the Assignment Agreement and the NCMF Agreement has been duly authorized, executed and delivered by NCMF;

                          (iii) assuming due authorization, execution and delivery by the other parties thereto, each of the Assignment Agreement and the NCMF Agreement constitutes a legal, valid and binding agreement of NCMF, enforceable in accordance with their respective terms against NCMF, as the case may be, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar





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
                 laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

                          (iv) neither the consummation of any of the transactions contemplated in the Assignment Agreement and the NCMF Agreement, nor the fulfillment of the terms thereof will conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of NCMF; and

                          (v) neither the consummation of any of the transactions contemplated in the Assignment Agreement and the NCMF Agreement, nor the fulfillment of the terms thereof will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which NCMF is a party or bound, or any order or regulation known to such counsel to be applicable to NCMF of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over NCMF.

                 In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than (i) the United States or the general corporation laws of the States of Delaware, and (ii) with respect to Stroock & Stroock & Lavan LLP, the State of New York, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of NationsCredit Commercial or its affiliates and public officials.

                 (g) The Representative shall have received an opinion from Jenkens & Gilchrist, a Professional Corporation, special counsel to the Company, dated the Closing Date, to the effect that:

                          (i) the Receivables, including the security interests in the boats and the recreational vehicles, as applicable, securing the Receivables evidenced by the related certificates of title, constitute chattel paper pursuant to the Uniform Commercial Code as in effect in the State of Texas (the "Texas UCC");

                          (ii) the UCC-1 financing statement to evidence sale and assignment of the Depositor Receivables from the Company to the Trustee (the "Financing Statement") is in appropriate form for filing in the Office of the Secretary of State of the State of Texas (the "Filing Office") under the Texas UCC. Upon the filing of the Financing Statement in the filing office by the Trustee, the sale of the Depositor Receivables to the Trustee will be completed. In the event that a court concludes that the transactions contemplated by the Pooling and Servicing

                 Agreement do not constitute a sale of such Depositor Receivables, then to the extent that a security interest is created under the Pooling and Servicing Agreement in favor of the Trustee in the Depositor Receivables, upon the filing of the Financing Statement in the Filing Office, the security interest in favor of the Trustee in the Depositor Receivables and the proceeds thereof will be perfected and, under the Texas UCC, no other security interest of any creditor of the Company will be equal or prior to the security interest in the Depositor Receivables of the Trustee on behalf of the Trust for the benefit of the Certificateholders; and

                          (iii) the UCC-1 financing statement to evidence sale and assignment of the NCMF Receivables from NCMF to the Trustee (the "NCMF Financing Statement") is in appropriate form for filing in the Office of the Secretary of State of the State of Texas under the Texas UCC. Upon the filing of the NCMF Financing Statement in the filing office by the Trustee, the sale of the NCMF Receivables to the Trustee will be completed. In the event that a court concludes that the transactions contemplated by the Assignment Agreement do not constitute a sale of such NCMF Receivables, then to the extent that a security interest is created under the Assignment Agreement in favor of the Trustee in the NCMF Receivables, upon the filing of the NCMF Financing Statement in the Filing Office, the security interest in favor of the Trustee in the NCMF Receivables and the proceeds thereof will be perfected and, under the Texas UCC, no other security interest of any creditor of the Company will be equal or prior to the security interest in the NCMF Receivables of the Trustee on behalf of the Trust for the benefit of the Certificateholders.

                 (h) The Representative shall have received an opinion from Hunton & Williams, special counsel to the Company, dated the Closing Date, to the effect that:

                          (i) the Depositor Receivables, including the security interests in the boats and recreational vehicles, as applicable, securing the Depositor Receivables evidenced by the related certificates of title, constitute chattel paper pursuant to the Uniform Commercial Code as in effect in the State of Georgia (the "Georgia UCC"); and

                          (ii) the UCC-1 financing statement to evidence sale and assignment of the Depositor Receivables from NationsCredit Commercial to the Company (the "Financing Statement") is in appropriate form for filing in the Office of the Secretary of State of the State of Georgia (the "Filing Office") under the Georgia UCC. Upon the filing of the Financing Statement in the filing office by the Company, the sale of the Depositor Receivables to the Trustee will be completed. In the event that a court concludes that the transactions contemplated by the Pooling and Servicing Agreement do not constitute a sale of such Depositor Receivables, then to the extent that a security interest is created under the Pooling and Servicing Agreement in favor of the Trustee in the Depositor Receivables, upon the filing of the Financing Statement in the Filing Office, the security interest in favor of the Trustee in the Depositor Receivables and the proceeds thereof will be perfected and, under the Georgia UCC, no other security interest of any creditor of the Company will be equal or prior to the security interest in the Depositor Receivables of the Trustee on behalf of the Trust for the benefit of the Certificateholders.

                 (i) The Representative shall have received an opinion of counsel to the Trustee, dated the Closing Date, to the effect that:

                          (i) the Trustee has been duly incorporated and is validly existing as a banking corporation under the laws of the State of New York and has the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement;

                          (ii) the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing;

                          (iii) the Certificates have been duly executed on behalf of the Trust, authenticated and delivered by the Trustee;

                          (iv) the execution and delivery of the Pooling and Servicing Agreement and, on behalf of the Trust, the Certificates, by the Trustee and the performance by the Trustee of the terms thereof do not conflict with or result in a violation of (A) any law or regulation of the United States or the State of New York governing the banking or trust powers of the Trustee, or (B) the certificate of incorporation or articles of association or by-laws of the Trustee; and

                          (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement and, on behalf of the Trust, the Certificates, or the performance by the Trustee thereunder.

                 (j) The Representative shall have received an opinion of Sidley & Austin, special counsel for the Surety Bond Issuer, dated the Closing Date, to the effect that:

                          (i)     the Surety Bond Issuer is a New York
                 domiciled monoline stock insurance company which engages only in the business of financial guaranty insurance and is duly incorporated, validly existing, in good standing and licensed to transact business under the laws of the State of New York and has the full power and authority (corporate and otherwise) to issue, and to take all action required of it under, the Surety Bond;

                          (ii) the execution, delivery and performance by the Surety Bond Issuer of the Surety Bond have been duly authorized by all necessary corporate action on the part of the Surety Bond Issuer;

                          (iii) the execution, delivery and performance by the Surety Bond Issuer of the Surety Bond do not require the consent or approval of, the giving of notice to, the prior registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been obtained or effected; provided, however, the New York State Insurance Law requires that policy forms and any amendments thereto shall be filed with the Superintendent of the New York State Insurance Department within thirty (30) days of their use by the insurer if not previously so filed;

                          (iv) the Surety Bond has been duly authorized, executed and delivered by the Surety Bond Issuer and constitutes the legally valid and binding obligation of the Surety Bond Issuer, enforceable in accordance with its terms subject, as to enforcement, to (a) bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting the enforcement of creditors' rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, presently or from time to time in effect and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) the qualification that the remedy of specific performance may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought; and

                          (v) the Surety Bond is not required to be registered under the Securities Act of 1933, as amended, in connection with the offer and sale of the Certificates in the manner contemplated by the Final Prospectus.

                 (k) The Surety Bond Issuer shall have furnished to the Representative a certificate of the Surety Bond Issuer, signed by any of a Managing Director or General Counsel, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement (excluding any documents incorporated by reference therein), the Final Prospectus and this Agreement and that, to the best of his knowledge:

                          (i) any information with respect to the Surety Bond Issuer in the Registration Statement or any amendment thereof (including financial information) at the time it became effective did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (ii) any information with respect to the Surety Bond Issuer in the Final Prospectus, as amended or supplemented, as of its date and as of the Closing Date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                          (iii) there has been no change in the financial condition of the Surety Bond Issuer since December 31, 1996 which would have a material adverse effect on the Surety Bond Issuer's ability to meet its obligations under the Surety Bond.

                 (l) The Company shall have furnished to the Representative a certificate of the Company, signed by (i) any of the Chairman of the Board, the President or any Vice President, and (ii) any of the principal treasury officer, the principal financial officer or the principal accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement (excluding any documents incorporated by reference therein), the Final Prospectus and this Agreement and that, to the best of their knowledge:

                          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, and no proceedings for that purpose have been instituted or threatened; and

                          (iii) since the respective dates as of which information is given in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

                 (m) On the date hereof and on the Closing Date, Price Waterhouse LLP and/or any other firm of certified independent public accountants acceptable to the Representative shall have furnished to the Representative a letter, dated the date hereof and the date of the Closing Date, respectively, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Final Prospectus as the Representative may reasonably request and agreed to by Price Waterhouse LLP, compared the results of their calculations to the corresponding items in the Final Prospectus, and found each such number and percentage set forth in the Final Prospectus to be in agreement with the results of such calculations. To the extent historical financial information with respect to the Company and/or historical financial, delinquency or related information with respect to one or more Servicers is included in the Final Prospectus, such letter or letters shall also relate to such information.

                 (n) The Certificates shall have received the rating of "AAA" from Standard & Poor's Rating Services and "Aaa" from Moody's Investors Service, Inc.

                 (o) On or prior to the Closing Date, NationsCredit Commercial shall have executed the Indemnification Agreement, substantially in the form of Exhibit A hereto.

                 (p) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Certificates.

         8.      Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation thereof and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading "Underwriting" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representative in the case of subparagraph
(a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which will not be unreasonably withheld, unless such indemnifying party waived its rights under this Section 8 in writing in which case the indemnified party may effect such a settlement without such consent. No indemnifying party may avoid its duty to indemnify under this Section 8 if such indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of or consent to the entry of any judgment in, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any claim effected without its consent unless its right to consent under this Section 8 has been waived in writing

                 (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or the Underwriters on the grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject, in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Certificates specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Certificates) be responsible for any amount in excess of the underwriting discount applicable to the Certificates purchased by such Underwriter hereunder.

         Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be, sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Marine Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Marine Certificates set forth opposite their names in Schedule I hereto bear to the aggregate amount of Marine Certificates set forth opposite the names of all the remaining Underwriters) the Marine Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Marine Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Marine Certificates set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Marine Certificates, and if such nondefaulting Underwriters do not purchase all the Marine Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. If any one or more Underwriters shall fail to purchase and pay for any of the RV Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of RV Certificates set forth opposite their names in Schedule I hereto bear to the aggregate amount of RV Certificates set forth opposite the names of all the remaining Underwriters) the RV Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of RV Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of RV Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the RV Certificates, and if such nondefaulting Underwriters do not purchase all the RV Certificates, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, or (ii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Certificates.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Section 7 and 8 hereof and this Section 11 shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed to NationsBanc Montgomery Securities, Inc., NationsBank Corporate Center, NC1-007-10-07, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Russell C. Albers, Managing Director, and to any other Representative at such address, if any, as is specified in writing to the Company for notices hereunder; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to NationsCredit Commercial Corporation of America, 225 E. John Carpenter Freeway, Irving, Texas 75062-2731, Attention:
Lawrence Angelilli, Vice President, with a copy to: NationsCredit Commercial Corporation, One Canterbury Green, 201 Broad Street, Stamford, Connecticut 06901, Attention: John Stockton, General Counsel.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     NATIONSCREDIT SECURITIZATION
                                     CORPORATION


                                     By:/s/ LAWRENCE ANGELILLI
                                        -----------------------------
                                        Lawrence Angelilli
                                        President


The foregoing Agreement is
hereby confirmed and accepted
as of the date first written
above.

NATIONSBANC MONTGOMERY SECURITIES, INC., as Representative


By:  NATIONSBANC MONTGOMERY SECURITIES, INC.

By: /s/ RUSSEL C. ALBERS
    -----------------------------
    Russell C. Albers
    Managing Director

For themselves and as Representative
for the other several Underwriters,
if any named in Schedule I to the
foregoing Agreement

                                   SCHEDULE I

                                                  Principal Amount of
                                                  Marine Certificates
Underwriter                                       to be Purchased
-----------                                       -------------------
NationsBanc Montgomery Securities, Inc. . .       $  60,401,859.96
Salomon Brothers Inc. . . . . . . . . . . .       $  60,401,859.96
                                                  ----------------
         Total  . . . . . . . . . . . . . .       $ 120,803,719.92


                                                  Principal Amount
                                                  of RV Certificates
Underwriter                                       to be Purchased
-----------                                       ------------------
NationsBanc Montgomery Securities, Inc. . .       $  24,193,267.62
Salomon Brothers Inc. . . . . . . . . . . .       $  24,193,267.62
                                                  ----------------
         Total  . . . . . . . . . . . . . .       $  48,386,535.24

                                                                       EXHIBIT A


                           INDEMNIFICATION AGREEMENT


                 This Indemnification Agreement is entered into between NationsCredit Commercial Corporation of America, a North Carolina corporation ("NationsCredit"), and NationsBanc Montgomery Securities, Inc., in its individual capacity and as representative of the underwriters identified on
Schedule I hereto (collectively, the "Underwriters"), dated as of October 16, 1997.

                 The Underwriters and NationsCredit Securitization Corporation, a Delaware corporation (the "Company"), have entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of October 16, 1997, providing for the sale by the Company to the Underwriters of the 6.35% Marine Receivable-Backed Certificates (the "Marine Certificates") and the 6.25% RV Receivable-Backed Certificates (the "RV Certificates" and together with the Marine Certificates, the "Certificates") of the NationsCredit Grantor Trust 1997-2 (the "Trust"). The Marine Certificates represent beneficial interests in a pool of marine retail installment sale contracts secured by new and used boats, boat motors and boat trailers (the "Marine Receivables") and the RV Certificates represent beneficial interests in a pool of recreational vehicle installment sale contracts secured by new and used recreational vehicles (the "RV Receivables" and together with the Marine Receivables, the "Receivables"), sold by NationsCredit to the Company pursuant to the Purchase Agreement (the "Purchase Agreement"), dated as of September 30, 1997, and certain monies received on or after September 30, 1997, security interests in the boats and marine equipment financed by the Marine Contract Group, security interests in the recreational vehicles financed by the RV Contract Group, an irrevocable surety bond, limited in amount, covering certain payments under the Receivables (the "Surety Bond"), issued by Capital Markets Assurance Corporation (the "Surety Bond Issuer"), such amounts as from time to time may be held in one or more trust accounts which will be established and maintained by the Servicer pursuant to the Pooling and Servicing Agreement (as defined below), the rights of the Company under that certain Purchase Agreement dated as of September 30, 1997 between the Company and NationsCredit, the rights of NationsCredit Marine Funding Corporation ("NCMF") to cause NationsCredit to repurchase the NCMF Receivables upon the breach of certain representations and warranties, the proceeds from any recourse rights of NCMF or the Company against any seller of new and used boats, boat motors and boat trailers financed by the Receivables pursuant to any agreement with a Dealer, the right to proceeds from claims on physical damage, credit life and disability insurance policies relating to the Receivables, and any property that shall have secured a Receivable and that shall have been acquired by the Trustee. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 30, 1997, among the Company as Depositor, NationsCredit as Servicer and Bankers Trust Company as Trustee. This Indemnification Agreement is being entered into by the parties hereto as a condition to the execution of Underwriting Agreement and to induce the Underwriters to execute the same.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

         1. Indemnification. (a) NationsCredit agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) NationsCredit will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or NationsCredit by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim. damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which NationsCredit may otherwise have.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless NationsCredit, each of its directors, and each person who controls NationsCredit within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from NationsCredit to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or NationsCredit by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. NationsCredit acknowledges that the statements set forth under the heading "Underwriting" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and the Representatives confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under this Indemnification Agreement of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Indemnification Agreement, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Indemnification Agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the light to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such
indemnified party or parties.   Upon receipt of notice from the indemnifying
party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Indemnification Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) and approved by NationsCredit in the case of subparagraph (b), representing the indemnified parties under Subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which will not be unreasonably withheld, unless such indemnifying party waived its rights under this Indemnification Agreement in writing in which case the indemnified party may effect such a settlement without such consent. No indemnifying party may avoid its duty to indemnify under this Indemnification Agreement if such indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgment in, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any claim effected without its consent unless its right to consent under this Indemnification Agreement has been waived in writing.

         2. Contribution. To provide for just and equitable contribution in circumstances in which the indemnification provided for in Section l (a) or l (b) of this Indemnification Agreement is due in accordance with its terms but is for any a reason held by a court to be unavailable from NationsCredit or the Underwriters on the grounds of policy or otherwise, NationsCredit and the Underwriters shall a contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which NationsCredit and one or more of the Underwriters may be subject, in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Certificates specified in Schedule I hereto and NationsCredit is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Certificates) be responsible for any amount in excess of the underwriting discount applicable to the Certificates purchased by such Underwriter hereunder.

         Notwithstanding anything to the contrary in this Section 2, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Indemnification Agreement, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls NationsCredit within the meaning of either the Act or the Exchange Act and each director of NationsCredit shall have the same rights to contribution as NationsCredit, subject in each case to the preceding sentence of this Section 2. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 2.

         3. No Termination. NationsCredit agrees that it shall not terminate, amend or modify the Purchase Agreement or the Pooling and Servicing Agreement or in each case any portion thereof without the prior written consent of each Underwriter.

         4. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed to NationsBanc Montgomery Securities, Inc., NationsBank Corporate Center, NC1-007-10-07, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Russell C. Albers, Managing Director, and to any other Representative at such address, if any, as is specified in writing to NationsCredit for notices hereunder; or, if sent to NationsCredit, will be mailed, delivered or telegraphed and confirmed to it at NationsCredit Commercial Corporation of America, 225 E.

John Carpenter Freeway, Irving, Texas 75062-2731, Attention: Lawrence Angelilli, Vice President, with a copy to: NationsCredit Corporation, One Canterbury Green, 201 Broad Street, Stamford, Connecticut 06901, Attention:
John Stockton, General Counsel.

         5. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 1 hereof, and no other person will have any right or obligation hereunder.

         6. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

         7. Counterparts. This Indemnification Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among NationsCredit and the several Underwriters.

                                  NATIONSCREDIT COMMERCIAL
                                  CORPORATION OF AMERICA


                                  By:
                                     --------------------------------------
                                          Lawrence Angelilli
                                          Vice President


                                  NATIONSBANC MONTGOMERY SECURITIES, INC., as Representative


                                  By:  NATIONSBANC MONTGOMERY SECURITIES,
                                         INC.


                                  By:
                                     --------------------------------------
                                          Russell C. Albers
                                          Managing Director

                                   SCHEDULE I


                                  Underwriters

                    NationsBanc Montgomery Securities, Inc.
                              Salomon Brothers Inc